UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

     Washington, D.C. 20549

     FORM 8-K

     CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the
     Securities Exchange Act of 1934

     March 13, 2009
Date of report (Date of earliest event reported)

Universal Insurance Holdings, Inc.

     (Exact name of registrant as specified in its charter)

Delaware	000-20848	65-0231984
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

1110 W. Commercial Blvd. Suite 100, Fort Lauderdale, Florida 33309
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:          (954) 958-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02	Results of Operations and Financial Condition.

On March 13, 2009, Universal Insurance Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01	Financial Statements and Exhibits

(c) Exhibits:

99.1	Press Release, dated March 13, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 13, 2009	Universal Insurance Holdings, Inc.

/s/ James M. Lynch
James M. Lynch
Chief Financial Officer